UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 23, 2008

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52697 (Commission File No.)	26-0563295 (I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On April 23, 2008, Xplore Technologies Corp. (“Xplore” or the “Company”) announced that it will hold investor presentation meetings in New York City to provide investors with an update on its progress towards meeting strategic objectives.  The meetings will be held at the Harvard Club, 35 W. 44th Street, on June 5, 2008 from 4:30 p.m. to 6:30 p.m. and on June 6, 2008 from 8:00 a.m. to 10:00 a.m.

The Company is in the process of mailing a letter to its shareholders announcing the meetings and providing them with a summary of some of the topics to be covered.  A copy of this letter is attached herewith as Exhibit 99.1 and is incorporated herein by reference.  The Company’s press release announcing the investor presentation meetings is attached herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished not filed under Item 7.01, in accordance with General Instruction B of Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1    Letter to Shareholders dated April 23, 2008

Exhibit 99.2    Press Release dated April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 2008	Xplore Technologies Corp. (Registrant)
	By:	/s/ Michael J. Rapisand
Michael J. Rapisand Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Letter to Shareholders dated April 23, 2008

Exhibit 99.2    Press Release dated April 23, 2008.